UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO 80301			CO 80301
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2004

Date of reporting period:	November 30, 2004

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Boulder Total Return Fund, Inc.

Annual Report

November 30, 2004

Dear Shareholder:

The Boulder Total Return Fund ("BTF") had a total return on net asset value ("NAV") of 13.1% for the fiscal year ending 11/30/2004. We beat the S&P 500 Index by a nose, which had a return of 12.9% for the same period. The contributors to our performance included nearly all the Real Estate Investment Trusts ("REITs") the Fund owned. REITs in general have done very well and the Fund has nearly one quarter of its assets in this sector. Other stocks that did well this year, to name a few, include Providian Financial, up 42%; YUM! Brands, up over 31%; Torchmark, up 24%; and, Pepsi Bottling, up 21%. Two of the pharmaceutical drug companies the Fund owns, Merck and Pfizer, were down in price 31% and 17%, respectively.

Total Returns
For the Periods ending November 30, 2004

Most Recent	BTF NAV with Dilution#	BTF NAV without Dilution	S&P 500 Index	Dow Jones Industrial Average	NASDAQ Composite
3 months	2.1%	2.1%	4.1%	4.3%	6.3%
6 months	3.4%	3.4%	6.8%	3.1%	14.3%
1 year	13.1%	13.1%	12.9%	8.9%	7.5%
3 years*	5.1%	7.4%	2.7%	4.1%	3.3%
Since 8/1999*	7.7%	9.1%	–0.7%	1.2%	–4.6%

#  The total returns for BTF include the effect of dilution from the 7/2003 rights offering, affecting the 1 Year, 3 Year and since 8/1999 returns.

*  Annualized

The S&P Index is only a yardstick by which to measure our performance. And although we've beaten the S&P Index every year for the past 5 years, our primary objectives are: 1) Don't lose what we already have, and 2) invest in solid, well run companies with proven track records that can provide satisfactory returns over the years. We don't worry too much what the S&P does.

Number 2 is self-explanatory. But Number 1, though it sounds simple, needs a bit of explanation. Don't lose what you have. As advisors, our investment approach is very value oriented. When we buy a stock, although we probably won't buy at the bottom, we will buy at a price we deem reasonable from a value standpoint. Easy enough, but let's say this "value" stock we bought goes up significantly over a period of a few years. If we choose to hold it at this appreciated price, it's because the appreciated price is merited by the performance of the company over those years. The company has become more valuable. So "Don't lose what you already have" not only refers to assets in a general sense, it can also refer to "don't sell a good company that you already own." If on the other hand, the stock had appreciated the same amount while the underlying performance of the company was only mediocre, then we would have to take a hard look at our tenet of "not losing what we have" and determine whether or not to sell. Can we accomplish this all of the time? Probably not, but we will try. More importantly, accomplishing tenet number 1 is foremost in our minds-rather than whether or not we beat the S&P. Tenet number 1 is likely considered by most money managers, but it may not be at the top of their list.

MANAGED DISTRIBUTION

We put our application in for exemptive relief to the SEC back in August, 2004 in order to be able to pay a monthly managed distribution. We had expected to know something well before year end, but as of today, we still have not received the order from the SEC. While we can't speculate, based on what we know, we believe we will get it. As soon as we do hear, we will put out a press release and post it on our website. Once approved, we would expect to begin making the monthly managed distributions shortly thereafter. The distributions will consist of ordinary income and capital gains, if any, and a return of capital for distributions that exceed income and gains. We still intend to distribute 10% of the NAV annualized, on a monthly basis.

LEVERAGE AND CASH

A year ago the cost of our leverage was near an all time low, hovering around 1.15%. The most recent auction was 2.35%, about double the rate one year ago. The Fed has been ratcheting short-term rates higher, and has indicated they would continue. The strange thing is that long-term interest rates have stayed about the same. While the higher short-term rates cost us more on our auction market preferreds, we receive some benefit on the higher rates we earn on our cash. And at this time, about 17.7% of the Fund's assets are in short-term investments, including US Treasury Bills, auction market preferreds issued by other closed-end funds and sovereign bonds maturing in less than one year. We bought the sovereign bonds issued by the United Kingdom in British Pounds and by New Zealand in New Zealand dollars. Together the sovereign bonds comprise 4.9% of the Fund. This exposes us to changes in foreign currency which is something we desired. The US dollar has weakened against these foreign currencies and we feel that it may weaken further. The interest rate on the UK and New Zealand bonds is considerably higher than we could get on comparable bonds issued by the US government. We think it makes sense to have some investments in foreign denominated securities. Unless, or until, the federal deficit and the US trade deficit are reduced, we will continue to place a small amount of our investments in other currencies. If the other currencies strengthen relative to the US dollar, it will further enhance our return when converted back to US dollars. And, of course the opposite is true if the U.S. dollar strengthens. But we think the odds are in our favor.

Our cash and cash equivalent balance at 17.7% is higher than normal. A big game hunter went to Africa. He prepared for the trip with a brand new gun and plenty of ammunition. When he arrived, he was so excited to be there, he spent half his ammunition on practice shots. On the 6th day of his 7 day safari, having not seen anything, he became impatient from looking for so long without seeing any big game, so he spent the last of his ammunition on rodents and small game. On the last day as they headed back to camp, without any ammunition left, they passed all kinds of herds of "big game." Unfortunately the hunter had spent all his precious ammunition. In the market, we see rodents and small game, but we'll conserve our cash and wait until we find something along the lines we consider "big game."

Happy Hunting,

Stewart R. Horejsi

December 23, 2004

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, it's available on the website. You will also find information about the Boulder Total Return Fund's sister fund-the Boulder Growth & Income Fund.

Boulder Total Return Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2003 to 11/30/2004

		Common Stock Investments
		REITS	Industrials	AMPs	Bonds	Total
Beginning Market Value	11/30/03	$65,555,345	$212,333,204	$-	$-	$277,888,549
Cost of Purchases	12/01/03 - 11/30/04	6,711,518	15,866,751	47,900,000	15,285,256	85,763,525
Proceeds from Sales	12/01/03 - 11/30/04	7,752,904	52,512,066	20,225,000	-	80,489,970
Net Purchases/(Sales)		(1,041,386)	(36,645,315)	27,675,000	15,285,256	$5,273,555
Beginning Market Value Plus Net Purchases/(Sales)		64,513,959	175,687,889	27,675,000	15,285,256	$283,162,104
Net Appreciation		13,665,246	11,986,001	-	701,823	26,353,070
Ending Market Value	11/30/04	78,179,205	187,673,890	27,675,000	15,987,079	$309,515,174
Number of Issues Held	11/30/04	8	19	11	3
Cash, US Treasuries and Other Assets and Liabilities						$ 13,611,006
Total Net Assets						$323,126,180

Financial Data
(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
12/31/03	$18.23	$15.23
1/31/04	$19.31	$16.39
2/29/04	$20.23	$17.18
3/31/04	$20.22	$17.06
4/30/04	$19.33	$16.55
5/31/04	$19.26	$15.60

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
6/30/04	$19.51	$15.98
7/31/04	$18.99	$16.56
8/31/04	$19.51	$16.65
9/30/04	$19.34	$17.32
10/31/04	$19.41	$16.95
11/30/04	$19.91	$17.45

Portfolio of Investments as of November 30, 2004  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-82.3%
DOMESTIC COMMON STOCKS-78.9%
Beverages-1.3%
150,000	Pepsi Bottling Group, Inc.	$4,203,000
Diversified-23.9%
690	Berkshire Hathaway Inc., Class A†	57,753,000
7,010	Berkshire Hathaway Inc., Class B†	19,487,800
		77,240,800
Financial Services-8.6%
293,360	Citigroup, Inc.	13,127,860
120,000	Federated Investors, Inc.	3,530,400
698,000	Providian Financial Corporation†	11,202,900
		27,861,160
Health Care Products & Services-1.0%
55,000	AmerisourceBergen Corporation	3,241,700
Insurance-4.3%
120,000	First American Corporation	3,954,000
169,250	Marsh & McLennan Companies, Inc.	4,838,857
90,000	Torchmark Corporation	4,941,900
		13,734,757
Pharmaceuticals-5.4%
125,000	Bristol-Meyers Squibb Company	2,937,500
150,000	Merck & Company, Inc.	4,203,000
200,000	Pfizer, Inc.	5,554,000
264,000	Schering-Plough Corporation	4,712,400
		17,406,900
REITS-24.2%
75,000	Archstone-Smith Realty Trust	2,737,500
400,000	First Industrial Realty Trust, Inc.	15,920,000
400,000	Hospitality Properties Trust	17,976,000
1,300,000	HRPT Properties Trust	15,717,000
60,000	Pan Pacific Retail Properties, Inc.	3,558,000
391,000	Post Properties, Inc.	13,333,100
169,500	Prentiss Properties Trust	6,337,605
50,000	Regency Centers Corporation	2,600,000
		78,179,205
Retail-8.3%
590,000	Yum! Brands, Inc.	26,786,000
Savings & Loan Companies-1.9%
153,000	Washington Mutual, Inc.	6,228,630
	Total Domestic Common Stocks (cost $170,619,177)	254,882,152

Portfolio of Investments as of November 30, 2004  Boulder Total Return Fund, Inc.

Shares		Description	Value (Note 1)
FOREIGN COMMON STOCKS-3.4%
Netherlands-2.1%
93,750		Heineken NV	$2,965,443
60,000		Unilever NV, ADR	3,780,000
			6,745,443
United Kingdom-1.3%
75,000		Diageo PLC, Sponsored ADR	4,225,500
		Total Foreign Common Stocks (cost $9,304,463)	10,970,943
		Total Long Term Investments (cost $179,923,640)	265,853,095
SHORT TERM INVESTMENTS-17.7%
BANK DEPOSIT-0.8%
Par Value
	$2,511,000	Investors Bank & Trust Money Market Deposit Account, 1.500% due 12/01/04 (cost $2,511,000)	2,511,000
Shares
AUCTION MARKET PREFERRED SECURITIES-8.6%
160		Blackrock Global Float, Inc., Trust, Series TH7	4,000,000
110		Calamos Convertible Opportunities & Income Fund, Series TH7	2,750,000
100		Calamos Strategic Total Return, Series A	2,500,000
159		Evergreen Managed Income Fund, Series TH28	3,975,000
100		Flaherty & Crumrine Claymore Preferred Income Strategies Fund, Inc., Series M	2,500,000
120		Flaherty & Crumrine Claymore Preferred Securities, Income Fund, Series T7	3,000,000
80		Nuveen Quality Preferred Income Fund III, Series M	2,000,000
48		Pimco Corporate Income Fund, Series T	1,200,000
80		Pimco Corporate Opportunity Fund, Series M	2,000,000
40		Western Asset Premier Bond Fund, Series M	1,000,000
110		Western Asset/Claymore US Treasury Inflation Protected Securities Fund, Series T	2,750,000
		Total Auction Market Preferred Securities (cost $27,675,000)	27,675,000
Par Value
FOREIGN GOVERNMENT BONDS-4.9%
New Zealand-1.6%
$7,200,000		New Zealand Government, 6.500% due 2/15/05	5,163,402
United Kingdom-3.3%
2,800,000		UK Gilt Conversion Bond, 9.500% due 4/18/05	5,445,863
2,700,000		UK Gilt Treasury Bond, 8.500% due 12/07/05	5,377,814
			10,823,677
		Total Foreign Government Bonds (cost $15,195,199)	15,987,079

Portfolio of Investments as of November 30, 2004  Boulder Total Return Fund, Inc.

Par Value	Description	Value (Note 1)
U.S. TREASURY BILLS-3.4%
$5,000,000	1.830% due 12/09/04	$4,997,967
6,000,000	1.915% due 1/13/05	5,986,276
	Total U.S. Treasury Bills (cost $10,984,243)	10,984,243
	Total Short Term Investments (cost $56,365,442)	57,157,322
Total Investments-100.0%
	(cost $236,289,082*)	323,010,417
	Other Assets and Liabilities-0.0%	115,763
	Net Assets-100%	$323,126,180

*  Aggregate cost for federal tax purposes.

†  Non-income producing security.

ADR  American Depository Receipt.

Statement of Assets and Liabilities  Boulder Total Return Fund, Inc.

November 30, 2004

ASSETS:
Investments, at value (Cost, $236,289,082) (Note 1) See accompanying schedule	$323,010,417
Cash	149
Foreign currency (Cost $254,429)	269,425
Dividends and interest receivable	443,337
Prepaid expenses and other assets	60,654
TOTAL ASSETS	323,783,982
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$329,018
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	129,595
Legal and Audit fees payable	66,946
Administration, co-administration and custodian fees payable (Note 2)	77,847
Directors' fees and expense payable (Note 2)	4,311
Accrued expenses and other payables	50,085
TOTAL LIABILITIES	657,802
FUND TOTAL NET ASSETS	$323,126,180
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 775 shares outstanding, liquidation preference of $100,000 per share (Note 5)	77,500,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS)	$245,626,180
NET ASSETS (Applicable to Common Stock Shareholders) consist of:
Distributions in excess of net investment income	$(129,596)
Accumulated net realized loss on investments sold	(3,105,815)
Unrealized appreciation of investments	86,754,794
Par value of Common Stock (Note 4)	123,387
Paid-in Capital in excess of par value of Common Stock	161,983,409
TOTAL NET ASSETS

(Applicable to Common Stock, 12,338,660 shares outstanding)	$19.91	$245,626,180

Statement of Operations  Boulder Total Return Fund, Inc.

For the Year Ended November 30, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $37,304)	$6,843,555
Interest	197,584
TOTAL INVESTMENT INCOME	7,041,139
EXPENSES:
Investment co-advisory fees (Note 2)	$3,942,149
Administration, co-administration and custodian fees (Note 2)	797,517
Legal and Audit fees	239,136
Preferred Stock broker commissions and Auction Agent fees	209,972
Directors fees and expenses (Note 2)	85,298
Printing fees	54,879
Insurance Expenses	46,907
Other	96,391
TOTAL EXPENSES	5,472,249
NET INVESTMENT INCOME	1,568,890
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on:
Securities	5,999,835
Foreign currency related transactions	(20,454)
Net change in unrealized appreciation of:
Securities	21,489,025
Foreign currency related transactions	33,459
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	27,501,865
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	29,070,755
LESS: PREFERRED STOCK DIVIDENDS	(1,150,106)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES	$27,920,649

Statement of Changes in Net Assets  Boulder Total Return Fund, Inc.

	Year Ended November 30,
	2004	2003
OPERATIONS:
Net investment income	$1,568,890	$855,241
Net realized gain /(loss) on investments sold during the year	5,979,381	(9,320,659)
Change in unrealized appreciation of investments during the year	21,522,484	51,312,102
Net increase in net assets resulting from operations	29,070,755	42,846,684
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(1,150,106)	(143,330)
Dividends paid from capital	-	(893,864)
Total Distributions: Preferred Stock Dividends	(1,150,106)	(1,037,194)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	27,920,649	41,809,490
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	-	(99,519)
Dividends paid from capital	-	(182,990)
Total Distributions: Common Shares	-	(282,509)
CAPITAL SHARE TRANSACTIONS:
Value of 188,200 and 30,400 shares repurchased, repectively (Note 8)	(2,867,925)	(440,718)
Proceeds from Rights Offering (Note 9)	-	38,000,255
Expenses incurred for Rights Offering (Note 9)	-	(120,460)
NET INCREASE IN NET ASSETS FOR THE YEAR	25,052,724	78,966,058
NET ASSETS:
Beginning of year	298,073,456	219,107,398
End of year (including distributions in excess of investment income of ($129,596) and $0, respectively)	$323,126,180	$298,073,456

Boulder Total Return Fund, Inc.

Financial Highlights

For a Common share outstanding throughout each period

Contained below is per share operating performance data , total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	Year Ended November 30,
	2004	2003	2002	2001	2000
OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.61	$15.04	$17.36	$14.81	$13.32
Net investment income	0.03	0.07	0.49	0.63	0.75
Net realized and unrealized gain/(loss) on investments	2.35	3.78	(2.51)	2.35	1.50
Total from investment operations	2.38	3.85	(2.02)	2.98	2.25
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to MMP* Shareholders	-	-	-	-	(0.42)
Dividends paid from net investment income to AMP** Shareholders	(0.09)	(0.01)	(0.16)	(0.40)	(0.13)
Dividends paid from capital to AMP** Shareholders	-	(0.07)	-	-	-
Change in acumulated undeclared dividends on MMP*/AMP** Shareholders	0.01	0.00 (c)	0.00 (c)	0.02	0.04
Net Increase/(Decrease) from operations applicable to common shares	2.30	3.77	(2.18)	2.60	1.74
DISTRIBUTIONS: COMMON SHARES
Dividends paid from from net investment income to Common Shareholders	-	(0.01)	(0.14)	(0.05)	(0.19)
Dividends paid from capital to Common Shareholders	-	(0.02)	-	-	-
(Dilutive) Impact of Rights Offering†	-	(1.18)	-	-	-
Accretive Impact of Capital Share Transactions	-	0.01	-	-	-
Net Increase/(Decrease) in Common Net Asset Value	-	2.57	(2.32)	2.55	1.55
Costs of AMP** Stock issued (Note 5)	-	-	-	-	(0.06)
Net asset value, end of year	$19.91	$17.61	$15.04	$17.36	$14.81
Market value, end of year	$17.45	$14.59	$12.79	$16.05	$12.00
Total investment return based on net asset value(a)	13.06%	17.37%	(12.62)%	17.68%	13.27%
Total investment return based on market value(a)	19.60%	14.35%	(19.62)%	34.27%	20.00%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Operating expenses	2.30%	2.45%	2.42%	2.47%	2.55%
Net investment income(b)	0.66%	(0.08)%	1.85%	1.52%	1.82%
SUPPLEMMENTAL DATA:
Portfolio turnover rate	25%	9%	38%	16%	85%
Net assets, end of year (in 000's)	$245,626	$220,573	$141,607	$163,493	$139,488
Ratio of operating expenses to Total Average Net Assets including MMP*/AMP**	1.73%	1.66%	1.65%	1.66%	1.57%

*  Money Market Cumulative Preferred Stock ("MMP").

**  Taxable Auction Market Preferred Stock ("AMP").

(a)  Assumes reinvestment of distributions at the market price at reinvestment date.

(b)  The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP/AMP Shareholders.

(c)  Amount represents less than $0.01 per Common share.

†  The Rights Offering was fully subscribed, at a subscription price of $12.10 for 3,140,517 shares which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 of expenses associated with the Rights Offering had a $(0.01) NAV impact.

Boulder Total Return Fund, Inc.

Other Supplemental Information
(Unaudited)

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding and Money Market Cumulative Preferred Stock previously outstanding (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
11/30/04	775	$416,937	$100,000	$100,000
11/30/03	775	384,611	100,000	100,000
11/30/02	775	282,719	100,000	100,000
11/30/01	775	311,122	100,000	100,000
11/30/00	775	280,400	100,000	100,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends

BOULDER TOTAL RETURN FUND, INC.

Notes to Financial Statements

1. Significant Accounting Policies

Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities, securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

Dividend income is recorded at management's estimate of the income included in distributions received from investments in real estate investment trusts ("REITs") and registered investment companies ("RICs"). Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT or RIC only after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Shareholders: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any

BOULDER TOTAL RETURN FUND, INC.

Notes to Financial Statements-(Continued)

calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets, calculated as the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities and accrued dividends. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the July 2003 rights offering until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds were received, are invested, which has since then occurred.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. As of February 1, 2004, under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly net assets over $400 million. Prior to February 1, 2004, the Fund paid FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Effective October 1, 2004, Investors Bank & Trust Company ("Investors Bank") began serving as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. Prior to October 1, 2004, PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc., served as the Fund's Co-Administrator and PFPC Trust Company, also an indirect subsidiary of the PNC Financial Services Group, Inc., served as the Fund's custodian.

PFPC serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended November 30, 2004 excluding short-term investments, aggregated $75,529,165 and $80,489,970, respectively.

On November 30, 2004, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $93,337,806 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,616,471.

BOULDER TOTAL RETURN FUND, INC.

Notes to Financial Statements-(Continued)

4. Common Stock

At November 30, 2004, 240,000,000 of $0.01 par value Common Stock were authorized.

5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions were paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of which $290,625 were charged to capital of common stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

On November 30, 2004, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 2.35%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2004, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7. Significant Shareholders

On November 30, 2004, the Lola Trust and other trusts and entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,382,982 shares of Common Stock of the Fund, representing approximately 43.63% of the total Fund

BOULDER TOTAL RETURN FUND, INC.

Notes to Financial Statements-(Continued)

shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

8. Share Repurchase Program

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended November 30, 2004, the Fund repurchased 188,200 shares at an average weighted discount of 16.0% and with a value of $2,867,925. For the year ended November 30, 2003, the Fund repurchased 30,400 shares at an average weighted discount of 17.0% and with a value of $440,718.

9. Rights Offering

At a regularly scheduled Board of Directors meeting held on April 22, 2003, the Fund's Board of Directors approved a transferable rights offering which would permit shareholders to acquire one new share of common stock for every three shares held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was June 20, 2003. The subscription period was from June 20, 2003 to July 11, 2003. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average price of the Fund's shares from July 7, 2003 through July 11, 2003. The rights offering was fully subscribed and the Fund issued 3,140,517 new shares at a price of $12.10 each. The total gross proceeds to the Fund were $38,000,255. As of November 30, 2003, the expense associated with the rights offering totaled $120,460.

10. Tax Basis Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2004 and 2003 is as follows:

	Year Ended November 2004	Year Ended November 2003
Distributions paid from:
Ordinary Income	$804,651	$242,849
In Excess of Net Investment Income	215,859	-
Capital	-	1,076,854
	$1,020,510	$1,319,703

As of November, 30 2004, the components of distributable earnings on a tax basis were as follows:

Ordinary Income	$(129,596)
Unrealized Appreciation	86,754,794
$86,625,198

For the year ended November 30, 2004, the Fund had available for tax basis distributions accumulated capital and other losses of $3,105,815, which will expire on 11/30/11.

Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts. Permanent, book and tax basis difference of $(548,380), $764,239 and ($215,859) were reclassified at November 30, 2004 among undistributed net investment income, accumulated net realized loss on investments and Paid in Capital, respectively, for the Boulder Total Return Fund, Inc.

BOULDER TOTAL RETURN FUND, INC.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Boulder Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boulder Total Return Fund, Inc., including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2000 were audited by other auditors whose report dated January 12, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
January 26, 2005

Additional Information (Unaudited)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures that the Advisers use to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Fund's Statement of Additional Information which is available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended November 30 is available at http://www.sec.gov.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Total Return Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

Significant Event

At a regularly scheduled meeting of the Board of Directors held on October 15, 2004, the Board accepted the resignation of Stephen C. Miller as a director of the Fund. The remaining directors of the Fund elected Dr. Dean Jacobson as Mr. Miller's replacement. Mr. Miller, previously an interested director of the Fund, resigned in order to bring the Fund into compliance with the recent SEC regulations which require that 75% of the Board be non-interested directors.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2004, 79% qualify for the dividend received deduction available to shareholders.

For the fiscal year ended November 30, 2004, 79% of the taxable investment income qualifies for the 15% dividend tax rate.

Summary of Dividend Reinvestment Plan

Registered holders ("Common Shareholders") of common stock (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

PFPC Inc. (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1)  the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2)  the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to Common Shareholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund's Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

BOULDER TOTAL RETURN FUND, INC.

Information about Directors and Officers (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director
Disinterested Directors

Alfred G. Aldridge, Jr. Brig. Gen (Retired) Cal. Air National Guard Age: 67	Director of the Fund since 1999. Current term expires at Annual Meeting for 2005.	Retired; from 1982-2002, Sales Manager of Shamrock Foods Company; Director of Fiesta Bowl, Tempe, AZ since 1997; Executive Vice President, Business Development Specialists, Phoenix, AZ since January 2004; Director Maricopa Youth Assistance Foundation, Phoenix, AZ since 2004; Director, Boulder Growth & Income Fund, Inc., since January 2002	2

Richard I. Barr Age: 66	Director of the Fund since 1999. Chairman of the Board. Current term expires at Annual Meeting for 2005.	Retired; from 1963-2001, Manager of Advantage Sales and Marketing, Inc.; Director, First Financial Fund, Inc., since 2001; Director, Boulder Growth & Income Fund, Inc., since January 2002.	3

Dr. Dean Jacobson Age: 66	Director of the Fund since October 2004. Current term expires at Annual Meeting for 2005.	Founder and President of Forensic Engineering, Inc. (expert witness for litigation); since 1997 Professor Emeritus at Arizona State University; prior to 1997, Professor of Engineering at Arizona State University.	2

Joel W. Looney Age: 42	Director of the Fund since January 2001. Current term expires at Annual Meeting for 2005.	Partner, Financial Management Group, LLC since July 1999; CFO Bethany College from 1995-1999; Director, Boulder Growth & Income Fund, Inc. since January 2002 and Chairman of the Board; Director and Chairman of the Board, First Financial Fund, Inc. since August 2003.	3

Interested Directors**

Susan L. Ciciora Age: 40	Director of the Fund since November 2001. Current term expires at Annual Meeting for 2005.	Owner, Superior Interiors (interior design for custom homes) since 1995; Corporate Secretary, Ciciora Custom Builders, LLC since 1995; Trustee of the Brown Trust and the EH Trust; Director, Boulder Growth & Income Fund, Inc. from January 2002 to October 2004; Director, First Financial Fund, Inc. since August 2003.	2

*  Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

**  Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

BOULDER TOTAL RETURN FUND, INC.

Information about Directors and Officers (Unaudited)-(Continued)

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2004. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Carl D. Johns 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 41	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer since 1999. Appointed annually.	Vice President and Treasurer of BIA and Assistant Manager of FAS, since April, 1999; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer, Boulder Growth & Income Fund, Inc. since January 2002 and First Financial Fund, Inc. since August 2003.

Stephanie J. Kelley 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 48	Secretary since 2000. Appointed annually.	Secretary, Boulder Growth & Income Fund, Inc., since January 2002 and First Financial Fund Inc. since August 2003; employee of FAS since March 1999; Assistant Secretary and Assistant Treasurer of various Horejsi Affiliates.

Stephen C. Miller 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 52	President of the Fund. Appointed annually.	President and General Counsel of BIA; Manager, FAS; Vice President of SIA; President of Boulder Growth & Income Fund, Inc., since January 2002; President First Financial Fund, Inc. since August 2003; President and General Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel, Brown Welding Supply, LLC (sold in 1999); Of Counsel, Krassa & Miller, LLC since 1991.

Nicole L. Murphey 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 27	Assistant Secretary since 2000. Appointed annually	Assistant Secretary, Boulder Growth & Income Fund, Inc. since January 2002 and First Financial Fund, Inc. since August 2003; employee of FAS since July 1999.

The Fund's president has certified to the New York Stock Exchange that, as of November 30, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Boulder Total Return Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Presorted
Standard

US Postage

PAID

Boston, MA

Permit No. 57842

Boulder
Total Return
Fund, Inc.

Annual Report

November 30, 2004

Directors

Brig. Gen (Ret.) Alfred G. Aldridge Jr.
Richard I. Barr
Susan L. Ciciora
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent –– PFPC Inc., at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a)       The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)       The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $22,500 and $23,600 for the fiscal years ended November 30, 2003 and November 30, 2004, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2003 and November 30, 2004 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $5,600 and $5,850 for the fiscal years ended November 30, 2003 and November 30, 2004, respectively.

(d)         All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $16,800 and $16,000 for the fiscal years ended November 30, 2003 and November 30, 2004, respectively.  These fees pertained to quarterly compliance testing related to the Fund’s Auction Market Preferred Shares.

(e)          (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2

(f)            None of the hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the fiscal year ended November 30, 2004 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s audit committee: Alfred G. Aldridge, Jr., Richard I. Barr, Joel W. Looney, and Dean Jacobson.

Item 6. Schedule of Investments.

The Fund’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.           Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.           Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.           Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.   Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.   Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as

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indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.           Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.           Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.   Name of the issuer of the portfolio security

2.   Exchange ticker symbol

3.   CUSIP #

4.   Shareholder meeting date

5.   Brief indication of the matter voted on

6.   Whether matter was proposed by the issuer or by a security holder

7.   Whether the Fund cast its vote on the matter

8.   How the Fund cast its vote

9.   Whether the Fund cast its vote for or against management

6.           Disclosures.

a.        The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.      The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.           Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.   Proxy voting policies and procedures

2.   Proxy statements received regarding client securities

3.   Records of votes cast on behalf of clients

4.   Records of written client requests

5.   Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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8.           Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

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EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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Category	Guideline	Voting
the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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Category	Guideline	Voting

We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Program(1)	Maximum Number of Shares that May Yet Be Purchased Under the Program (1)
12/1/2003 – 12/31/2003	95,900	14.8625	95,900	n/a
1/1/2004 – 1/31/2004	92,300	15.6246	92,300	n/a
2/1/2004 – 2/29/2004	n/a	n/a	n/a	n/a
3/1/2004 – 3/31/2004	n/a	n/a	n/a	n/a

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4/1/2004 – 4/30/2004	n/a	n/a	n/a	n/a
5/1/2004 – 5/31/2004	n/a	n/a	n/a	n/a
6/1/2004 – 6/30/2004	n/a	n/a	n/a	n/a
7/1/2004 – 7/31/2004	n/a	n/a	n/a	n/a
8/1/2004 – 8/31/2004	n/a	n/a	n/a	n/a
9/1/2004 – 9/30/2004	n/a	n/a	n/a	n/a
10/1/2004 – 10/31/2004	n/a	n/a	n/a	n/a
11/1/2004 – 11/30/2004	n/a	n/a	n/a	n/a
Total	188,200	15.2363	188,200	n/a

(1)           The Share Repurchase Program for the Boulder Total Return Fund, Inc.  was announced on May 31, 2003.   There is currently no limit as to the number of shares that the Fund can repurchase an no expiration date for the Program.

Item 9.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 10. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)     Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)     Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)     Not applicable.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	8/22/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	8/22/05

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date	8/22/05

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